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                                                                    Exhibit 23.2
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement (Post-Effective Amendment No. 1 on Form S-8 to Form S-4
No. 333-102944) of OpenTV Corp. of our report dated January 23, 2002 except as to Note 16, which is as of April 8, 2003 relating to the consolidated financial statements and schedule of OpenTV Corp. which appears in OpenTV Corp.'s
Annual Report on Form 10-K for the year ended December 31, 2002.


/s/ PriceWaterhouseCoopers LLP
San Jose, California
December 24, 2003